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                                                                   Exhibit 10.43
                                                                   -------------

                           NEUROMEDICAL SYSTEMS, INC.
                      NONQUALIFIED STOCK OPTION AGREEMENT

          THIS AGREEMENT, effective as of the 4th day of November, 1997 (the "Grant Date"), between NEUROMEDICAL SYSTEMS, INC., a Delaware corporation (the "Company"), and PAUL SOHMER (the "Optionee").

          WHEREAS, the Company has previously determined to grant an option to the Optionee as provided herein and the Company and the Optionee hereby wish to memorialize the terms and conditions applicable to the Option;

          NOW, THEREFORE, the parties hereto agree as follows:


          1.   Grant of Option.
               ---------------

               1.1 Effective as of the Grant Date the Company granted to the Optionee the right and option (the "Option") to purchase all or any part of an aggregate of 250,000 whole shares of common stock, par value $.0001 per share, of the Company. (the "Shares") subject to, and in accordance with, the terms and conditions set forth in this Agreement.

               1.2 The Option is not intended to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code.

               1.3 Certain capitalized terms used herein shall have the meanings ascribed to them in Section 19 hereof.

          2.   Purchase Price.
               --------------

          The price at which the Optionee shall be entitled to purchase Shares upon the exercise of the Option shall be $10.00 per Share.

          3.   Duration of Option.
               ------------------

          Subject to the terms and conditions of this Agreement, the Option shall be exercisable to the extent and in the manner provided herein for a period of ten (10) years from the Grant Date (the "Exercise Term"); provided,
                                                                    --------
however, that the Option may be earlier terminated as provided in Section 6
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hereof.
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          4.   Exercisability of Option.
               ------------------------

          Subject to the terms and conditions of this Agreement, the Option shall be exercisable as follows:

          (a) The Option shall become vested and exercisable with respect to 25% of the aggregate number of Shares covered by the Option as of each of the first, second, third and fourth anniversaries of the Grant Date.

          (b) Any fractional number of shares resulting from the application of the percentages set forth above in this Section 4 shall be rounded to the next higher whole number of Shares.

          (c) Notwithstanding the vesting provisions set forth above in this
Section 4, the Option shall immediately become fully (100%) vested and exercisable upon a Change in Control.

          5.   Manner of Exercise and Payment.
               ------------------------------

          5.1 Subject to the terms and conditions of this Agreement, the Option may be exercised by delivery of written notice to the Company, at its principal executive office. Such notice shall state that the Optionee is electing to exercise the Option and the number of Shares in respect of which the Option is being exercised and shall be signed by the person or persons exercising the Option. If requested by the Board of Directors of the Company (the "Board"), such person or persons shall (i) deliver this Agreement to the Secretary of the Company who shall endorse thereon a notation of such exercise and (ii) provide satisfactory proof as to the right of such person or persons to exercise the Option.

          5.2 The notice of exercise described in Section 5.1 shall be accompanied by (x) either (i) payment of the full purchase price for the Shares in respect of which the Option is being exercised, in cash, by check or, at the sole discretion of the Board, by transferring Shares to the Company having a Fair Market Value on the day preceding the date of exercise equal to the cash amount for which such Shares are substituted or (ii) subject to the consent of the Board, instructions from the Optionee to the Company directing the Company to deliver a specified number of Shares directly to a designated broker or dealer pursuant to a cashless exercise election which is made in accordance with such requirements and procedures as are acceptable to the Board in its sole discretion and (y) full payment of all applicable Withholding Taxes (as defined in Section 11) pursuant to Section 11 hereof.

          5.3 Upon receipt of the notice of exercise and any payment or other documentation as may be necessary pursuant to Section 5.2 relating to the Shares in respect of which the Option is being exercised, the Company shall, subject to this Agreement, take such action as may be necessary to effect the transfer to the Optionee of the number of Shares as to which such exercise was effective. No fractional Shares (or cash in lieu thereof) shall be issued

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upon exercise of an Option and the number of Shares that may be purchased upon exercise shall be rounded to the nearest number of whole Shares.

          5.4 The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to any Shares subject to the Option until (i) the Option shall have been exercised pursuant to the terms of this Agreement and the Optionee shall have paid the full purchase price for the number of Shares in respect of which the Option was exercised, (ii) the Company shall have issued and delivered the Shares to the Optionee, and (iii) the Optionee's name shall have been entered as a stockholder of record on the books of the Company, whereupon the Optionee shall have full voting and other ownership rights with respect to such Shares.

          6.   Termination of Employment.
               -------------------------

          6.1       Death or Disability.  In the event the employment of the
                    -------------------
Optionee is terminated as a result of Disability or death, the Optionee may at any time within one (1) year after such termination of employment (but in no event beyond the expiration of the stated term of the Option), exercise the Option to the extent, but only to the extent, that the Option or portion thereof was exercisable on the date of such termination of employment, after which time the Option shall terminate in full. In the event of the Optionee's death, the Option shall be exercisable, to the extent provided in this Agreement, by the legatee or legatees under the Optionee's will, or by the Optionee's personal representatives or distributees and such person or persons shall be substituted for the Optionee each time the Optionee is referred to herein.

          6.2       Cause.  In the event the employment of the Optionee is
                    -----
terminated for Cause, the Option shall terminate on the date of the Optionee's termination of employment whether or not exercisable.

          6.3       Other Termination of Employment.  If the employment of the
                    -------------------------------
Optionee is terminated for any reason other Disability, death or Cause, the Optionee may at any time within three (3) months after such termination of employment (but in no event beyond the expiration of the stated term of the Option), exercise the Option to the extent, but only to the extent, that the Option or portion thereof was exercisable on the date of the termination of employment, after which time the Option shall terminate in full.

          6.4       Following a Change in Control.  Notwithstanding the
                    -----------------------------
foregoing provisions of Section 6, in the event the Optionee's employment with the Company is terminated by the Company following a Change in Control, the Option shall remain exercisable until the first anniversary of the termination of the Optionee's employment (but in no event beyond the expiration of the stated term of the Option.)

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          7.   Nontransferability.
               ------------------

          The Option shall not be transferable other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code or by such other means explicitly permitted pursuant to Rule 16b-3 under the Exchange Act. During the lifetime of the Optionee, the Option shall be exercisable only by the Optionee, except in the case of an Option transferred pursuant to a qualified domestic relations order.

          8.   No Right to Continued Employment.
               --------------------------------

          Nothing in this Agreement shall be interpreted or construed to confer upon the Optionee any right with respect to continuance of employment by the Company, nor shall this Agreement interfere in any way with the right of the Company to terminate the Optionee's employment at any time.

          9.   Adjustments.
               -----------

          In the event of a Change in Capitalization, the Board may make appropriate adjustments to the number and class of Shares or other stock or securities subject to the Option and the purchase price for such Shares or other stock or securities. The Board's adjustment shall be final and binding for all purposes of this Agreement.

          10.  Effect of a Liquidation, Merger or Consolidation.
               ------------------------------------------------

          Upon the effective date of (i) the liquidation or dissolution of the Company or (ii) a merger or consolidation of the Company (a "Transaction"), the Option shall continue in effect in accordance with its terms and the Optionee shall be entitled to receive in respect of each Share subject to the Option, upon exercise of the Option, the same number and kind of stock, securities, cash, property or other consideration that each holder of a Share was entitled to receive in the Transaction in respect of a Share.

          11.  Withholding of Taxes.
               --------------------

          The Company shall have the right to deduct from any distribution of cash to the Optionee an amount equal to the federal, state and local income taxes and other amounts as may be required by law to be withheld (the "Withholding Taxes") with respect to the Option. If the Optionee is entitled to receive Shares upon exercise of the Option, the Optionee shall pay the Withholding Taxes to the Company in cash prior to the issuance of such Shares. In satisfaction of the Withholding Taxes, the Optionee may make a written election (the "Tax Election"), which may be accepted or rejected in the discretion of the Committee, to have withheld a portion of the Shares issuable to him or her upon exercise of the Option, having an aggregate Fair Market Value, on the date preceding the date of such issuance, equal to the Withholding Taxes, provided that if the Optionee may be subject to liability under Section 16(b) of the Exchange Act either (i) (A) the Tax Election is made at least six
(6) months prior to the date the Option is exercised and (B) the Tax

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Election is irrevocable with respect to the exercise of all Options which are exercised prior to the expiration of six (6) months following a revocation of the Tax Election or (ii) (A) the Optionee makes the Tax Election at least six
(6) months after the Grant Date, (B) the Option is exercised during the ten-day period beginning on the third business day and ending on the twelfth business day following the release for publication of the Company's quarterly or annual statement of sales and earnings (a "Window Period") and (C) the Tax Election is made during the Window Period in which the Option is exercised or prior to such Window Period and subsequent to the immediately preceding Window Period.

          12.  Modification of Agreement.
               -------------------------

          This Agreement may be modified, amended, suspended or terminated, and any terms or conditions may be waived, but only by a written instrument executed by the parties hereto.

          13.  Severability.
               ------------

          Should any provision of this Agreement be held by a court of competent jurisdiction to be unenforceable or invalid for any reason, the remaining provisions of this Agreement shall not be affected by such holding and shall continue in full force in accordance with their terms.

          14.  Governing Law.
               -------------

          The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of Delaware without giving effect to the conflicts of laws principles thereof.

          15.  Successors in Interest.
               ----------------------

          This Agreement shall inure to the benefit of and be binding upon any successor to the Company. This Agreement shall inure to the benefit of the Optionee's legal representatives. All obligations imposed upon the Optionee and all rights granted to the Company under this Agreement shall be final, binding and conclusive upon the Optionee's heirs, executors, administrators and successors.

          16.  Resolution of Disputes.
               ----------------------

          Any dispute or disagreement which may arise under, or as a result of, or in any way relate to, the interpretation, construction or application of this Agreement shall be determined by the Committee. Any determination made hereunder shall be final, binding and conclusive on the Optionee and Company for all purposes.

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          17.  No Assignment.
               -------------

          Except as otherwise provided herein, the rights of the Optionee hereunder may not be assigned or otherwise transferred to any other party.

          18.  Entire Agreement.
               ----------------

          This Agreement constitutes the entire agreement, and supersedes all prior agreements and understandings, oral and written, between the parties hereto with respect to the subject matter hereof.

          19.  Definitions.
               -----------

          (a) "Beneficial Ownership" of Shares means (i) direct or indirect beneficial ownership of such Shares; (ii) the right to acquire such Shares (whether such right is exercisable immediately or only after the passage of time or under specific conditions) pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, rights, warrants or options, or otherwise; or (iii) the right to vote such Shares pursuant to any agreement, arrangement or understanding; provided,
                                                                --------
however, that a person shall not be deemed to have Beneficial Ownership of any
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Share if the agreement, arrangement or understanding to vote such Share arises solely from a revocable proxy or consent given to such person.

          (b) "Cause" as used in this Agreement shall have the meaning set forth in Section 5(a) of the employment agreement by and among the parties hereto, effective November 4, 1997 (the "Employment Agreement").

          (c) "Change in Capitalization" means any increase or reduction in the number of Shares, or any change (including, but not limited to, a change in value) in the Shares or exchange of Shares for a different number or kind of shares or other securities of the Company or another corporation, by reason of a reclassification, recapitalization, merger, consolidation, reorganization, spin-off, split-up, issuance of warrants or rights or debentures, stock dividend, stock split or reverse stock split, cash dividend, property dividend, combination or exchange of shares, repurchase of shares, change in corporate structure or otherwise.

          (d) "Change in Control" means (i) the acquisition (by means of purchase, merger or otherwise) by any person or any two or more persons acting as a partnership, syndicate or other group for the purpose of acquiring, holding or disposing of such securities of Beneficial Ownership of forty percent (40%) or more of the sum of the amount of the Shares then outstanding, plus any Shares which may be issued pursuant to the conversion or exercise of all outstanding options, rights or warrants; or (ii) the sale of all or substantially all of the assets of the Company. Notwithstanding anything to the contrary, for purposes of this Section 2.7, a person shall not be deemed to have made an acquisition of Beneficial Ownership of Shares if such person: (a) acquires Beneficial Ownership of such Shares directly from the Company; (b) assumes Beneficial Ownership of more than the permitted percentage of Shares solely as a result of the

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acquisition of Beneficial Ownership of Shares by the Company which, by reducing the proportional Beneficial Ownership of Shares by other security holders, increases the proportional Beneficial Ownership of Shares by such person; or (c) is (1) the Company or any corporation or other person of which a majority of its voting power or its equity securities or equity interest is owned directly or indirectly by the Company (a "Controlled Entity") or is owned directly or indirectly by the stockholders of the Company in the same proportion as their Beneficial Ownership of Shares or (2) a trustee or other fiduciary holding securities under one or more employee benefit plans or arrangements (or any trust forming a part thereof) maintained by the Company or any Controlled Entity.

          (e) "Disability" as used in this Agreement shall have the meaning set forth in Section 5(b) of the Employment Agreement.

          (f) "Fair Market Value" on any date means the average of the high and low sales prices of the Shares on such date on the principal national securities exchange on which such Shares are listed or admitted to trading, or, if such Shares are not so listed or admitted to trading, the arithmetic mean of the per Share closing bid price and per Share closing asked price on such date as quoted on the National Association of Securities Dealers Automated Quotation System or such other market in which such prices are regularly quoted, or, if there have been no published bid or asked quotations with respect to Shares on such date, the Fair Market Value shall be the value established by the Board in good faith.


          IN WITNESS WHEREOF the parties hereto have executed this Agreement to be effective as of the day and year first set forth above.

                               NEUROMEDICAL SYSTEMS, INC.



Attest:                        By: /s/ David Duncan, Jr.
                                  ----------------------------------------------
                                  Vice President Finance and Administration, CFO

 /s/ John B. Henneman III
-------------------------------
  Secretary

                                    /s/ Paul Sohmer
                                   -----------------------------------
                                                 Optionee

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